SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 16, 2000

                          EMISPHERE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         1-10615                    13-3306985
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                    File No.)               Identification No.)
incorporation)

    765 Old Saw Mill River Road, Tarrytown, New York              10591
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (914) 347-2220
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Item 5.  Other Events.
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         Emisphere Technologies, Inc. ("Emisphere" or the "Company") announced today that it is initiating clinical testing of a solid oral dosage form of heparin. The study is a Phase I safety and tolerability study in healthy subjects and is being conducted in the United Kingdom. In animal models leading to the commencement of this study, Emisphere has demonstrated that its solid dosage form of heparin does not require heparin amounts greater than what is contained in the Company's liquid dosage form, currently in Phase III development, to achieve a comparable therapeutic response and bioavailability to the liquid dosage form.

                                   Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 16, 2000

                                   EMISPHERE TECHNOLOGIES, INC.


                                   /s/ Charles H. Abdalian
                                   -----------------------
                                   Name:  Chalres H. Abdalian, Jr.
                                   Title: Vice President, Chief Finaicial
                                          Officer and Secretary